Exhibit 99.1 Executive Summary

NRMLT 2018-3

Narrative

August 7, 2018

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from August 2015 through July 2018 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

INITIAL POPULATION

AMC performed a sample review of 7,115 seasoned mortgage loans for the Client from August 2015 to July 2018. Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loans in question (whole loan sale, securitization, hold, etc.).

Subsequently, the securitization population was finalized with a total of 6,931 seasoned mortgage loans (the “Final Securitization Population”) through reduction of 184 seasoned mortgage loans from the Potential Securitization Population for various reasons. Please see “Compliance Reviews” below for additional detail.

Within the Final Securitization Population, AMC reviewed a total of 3,422 unique mortgage loans as follows: Compliance Review (3,422 mortgage loans), Title Review (1,469 mortgage loans), Data Integrity Review (642 mortgage loans), Pay History Review (1,709 mortgage loans), and Collection Comments Review (15 mortgage loans).

Compliance Reviews (3,422 Mortgage Loans in the Final Securitization Population):

From mortgage loans that ended up within the Final Securitization Population, AMC originally selected a random sample of 451 mortgage loans for review and an additional population of 1,273 mortgage loans were added to the Compliance Review sample which consisted of (i) 443 re-performing mortgage loans (ii) 252 state specific mortgage loans (iii) 208 Texas mortgage loans, (iii) 191 mortgage loans that were previously non-performing and (iv) 179 mortgage loans that were modified in the 13-24 months prior to the Review. These additions increased the relevant Compliance Review population to 1,724 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 1,698 mortgage loans (the “Subsequent Compliance Review Population”) were added to the Initial Compliance Review Population comprised of 1,093 HOEPA mortgage loans, 468 mortgage loans secured by properties in states where a compliance violation was noted within the Initial Compliance Review Population and 137 loans previously reviewed. This addition increased the total mortgage loans subject to the Compliance Review to 3,422 mortgage loans which represented approximately 49.37% of the Final Securitization Population.

Title Lien Alert Reviews (1,469 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 1,469 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review.

Data Integrity Review (642 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 642 mortgage loans in the Final Securitization Population.

Pay History Review (1,709 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 1,709 mortgage loans in the Final Securitization Population.

Collection Comment Review (15 Mortgage Loan in the Final Securitization Population)

During the Review, AMC completed a Collection Comment Review on 15 mortgage loans in the Final Securitization Population.

Home Data Index Ordering (6,931 Mortgage Loans in the Final Securitization Population)

Home Data Index (“HDI”) values were ordered by the Client on 6,931 mortgage loans in the Final Securitization Population. In addition, the Client ordered Broker Price Opinions (“BPOs”) on additional loans depending upon the results of the HDI values. AMC did not conduct a review of such information; however, results may have been included in AMC’s reports to consolidate reporting.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 6,931 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	6,931
Compliance Population	3,422	49.37%
Title Population	1,469	21.19%
Pay History Population	1,709	24.66%
Data Integrity Population	642	9.26%
Collection Comment Population	15	0.22%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

As part of the Data Integrity Review, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

# of Units	Interest Rate Life Cap	Original LTV
Amortization Term	Interest Rate Life Floor	Original P&I
Amortization Type	Interest Rate Life Max	Original Term
Appraised Value	Interest Rate Life Min	Originator Application Date
Balloon Flag	Interest Rate Periodic Cap	Other Financing - Lien Position 2 - Current Balance
Borrower First Name	Lien Position	Payment Change Frequency

Borrower Last Name	Lookback Period	Property Type
Borrower SSN	LTV Valuation Value	Purpose
City	Margin	Rate Change Date (Period 1)
Coborrower First Name	Maturity Date	Rate Change Date (Period 2)
Coborrower Last Name	Mod Amortization Type	Refi Purpose
Coborrower SSN	Mod Date	Representative FICO
Contract Sales Price	Mod Deferred Balance	Rounding Factor
Doc Type	Mod First Payment Date	Rounding Method
First Interest Rate Change Date	Mod Maturity Date	State
First Payment Change Date	Mod Original Interest Rate	Step Rate (Period 1)
First Payment Date	Mod P&I	Step Rate (Period 2)
Has Modification?	Mod UPB	Street
Index Type	Note Date	Zip
Interest Only	Occupancy
Interest Only Period	Original CLTV
Interest Rate Change Frequency	Original Interest Rate
Interest Rate Initial Cap	Original Loan Amount

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;

  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review: AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loan. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

ITEM 5. SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above. With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 3,422 mortgage loans, (ii) a Data Integrity Review on 642 mortgage loans, (iii) a Pay History Review on 1,709 mortgage loans, and (iv) a Collection Comment Review on 15 mortgage loans. AMC also ordered and reviewed a lien search on 1,469 mortgage loans in the Final Securitization Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 3,422 mortgage loans, 3,207 mortgage loans (93.72%) had exceptions with 933 mortgage loans (27.27%) retaining rating agency grades of “C” or “D” and 2,274 mortgage loans (66.45%) retaining a grade of “B”. The remaining 215 mortgage loans (6.28%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	# of Loans	% of Loans*
A	215	6.28%
B	2,274	66.45%
C	161	4.70%
D	772	22.56%

*May not add to 100% due to rounding

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried a “B”, “C”, or “D” level exception grade in the Compliance Review. A mortgage loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the mortgage loan grade. The exception level grades shown correspond to the DBRS, Fitch, Moodys and Morningstar grading criteria.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	743
		Missing, Incorrect, or Incomplete Note	97
		Incomplete File	11
		Missing, Incorrect, or Incomplete Final TIL	1
		Missing Document	1
		Total Compliance Grade (D) Exceptions:	853
	C	State Defect	1,008
		Missing Required Data (other than HUD-1 or Note)	21
		Misc. State Level	16
		Missing, Incorrect, or Incomplete HUD-1	10
		State Late Charge	2
		Compliance	1
		Total Compliance Grade (C) Exceptions:	1,058
	B	Missing Application Date	2,524
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	2,020
		TILA	1,344
		Missing, Incorrect, or Incomplete Final TIL	1,162
		Missing Non-Required Data	743
		LTV Test	674
		Misc. State Level	524
		State Defect	354
		RESPA	233
		Missing Required Data	125
		FACTA	91
		State Late Charge	75
		Final TIL Estimated	64
		Missing, Incorrect, or Incomplete Final or Initial 1003	42
		Missing, Incorrect, or Incomplete GFE	21
		Missing Required Data (other than HUD-1 or Note)	13
		Compliance	6
		Missing, Incorrect, or Incomplete Initial TIL	5
		Missing Document	2
		State HPML	1
		Total Compliance Grade (B) Exceptions:	10,023
Total Compliance Exceptions:			11,934

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 642 mortgage loans included within the Data Integrity population, 11 unique mortgage loans (1.71%) had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	1	642	0.16%	642
Amortization Term	0	623	0.00%	642
Amortization Type	0	623	0.00%	642
Appraised Value	1	16	6.25%	642
Balloon Flag	0	641	0.00%	642

Borrower First Name	0	632	0.00%	642
Borrower Last Name	0	632	0.00%	642
Borrower SSN	0	39	0.00%	642
City	0	642	0.00%	642
Coborrower First Name	0	232	0.00%	642
Coborrower Last Name	0	232	0.00%	642
Coborrower SSN	0	14	0.00%	642
Contract Sales Price	1	193	0.52%	642
Doc Type	0	588	0.00%	642
First Interest Rate Change Date	0	13	0.00%	642
First Payment Change Date	0	13	0.00%	642
First Payment Date	0	642	0.00%	642
Has Modification?	0	12	0.00%	642
Index Type	0	28	0.00%	642
Interest Only	2	588	0.34%	642
Interest Only Period	3	43	6.98%	642
Interest Rate Change Frequency	0	24	0.00%	642
Interest Rate Initial Cap	0	13	0.00%	642
Interest Rate Life Cap	0	23	0.00%	642
Interest Rate Life Floor	0	24	0.00%	642
Interest Rate Life Max	0	3	0.00%	642
Interest Rate Life Min	0	2	0.00%	642
Interest Rate Periodic Cap	0	13	0.00%	642
Lien Position	0	642	0.00%	642
Lookback Period	0	13	0.00%	642
LTV Valuation Value	0	627	0.00%	642
Margin	0	28	0.00%	642
Maturity Date	0	642	0.00%	642
Mod Amortization Type	0	1	0.00%	642
Mod Date	0	10	0.00%	642
Mod Deferred Balance	0	1	0.00%	642
Mod First Payment Date	0	9	0.00%	642
Mod Maturity Date	0	10	0.00%	642
Mod Original Interest Rate	0	9	0.00%	642
Mod P&I	0	10	0.00%	642
Mod UPB	0	9	0.00%	642
Note Date	0	642	0.00%	642
Occupancy	0	641	0.00%	642
Original CLTV	0	642	0.00%	642
Original Interest Rate	0	642	0.00%	642
Original Loan Amount	0	642	0.00%	642

Original LTV	0	642	0.00%	642
Original P&I	0	642	0.00%	642
Original Term	0	624	0.00%	642
Originator Application Date	0	3	0.00%	642
Other Financing - Lien Position 2 - Current Balance	0	60	0.00%	642
Payment Change Frequency	0	24	0.00%	642
Property Type	0	642	0.00%	642
Purpose	0	642	0.00%	642
Rate Change Date (Period 1)	0	2	0.00%	642
Rate Change Date (Period 2)	0	2	0.00%	642
Refi Purpose	3	447	0.67%	642
Representative FICO	0	3	0.00%	642
Rounding Factor	0	13	0.00%	642
Rounding Method	0	2	0.00%	642
State	0	642	0.00%	642
Step Rate (Period 1)	0	2	0.00%	642
Step Rate (Period 2)	0	2	0.00%	642
Street	0	641	0.00%	642
Zip	0	624	0.00%	642
Total	11	18,073	0.06%	642

PAY HISTORY REVIEW SUMMARY

For the 1,709 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of June 30, 2016 for 1 mortgage loan, January 31, 2018 for 12 mortgage loans, March 31, 2018 for 50 mortgage loans, April 30, 2018 for 1,123 mortgage loans and May 31, 2018 for 523 mortgage loans. Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for each mortgage loan within the review population.

Within this population, 365 mortgage loans (21.36%) had no delinquencies during the look back period; however, only 322 mortgage loans (18.84%) had complete payment history data. Each of the remaining 43 mortgage loans (2.52%) had at least one-month missing during the look back period. The remaining 1,344 mortgage loans were comprised of 2 categories as follows: 1,158 mortgage loans (67.76%) had complete payment history data and exhibited at least one delinquency during the lookback period, 186 mortgage loans (10.88%) were missing at least one month of payment history data but still exhibited at least one delinquency during the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans*
No Delinquency, No Missing Data	322	18.84%
No Delinquency, At Least One Month Missing	43	2.52%
Delinquency, No Missing Data	1,158	67.76%
Delinquency, At Least One Missing Month	186	10.88%

*May not sum to 100% due to rounding.

COLLECTION COMMENT REVIEW SUMMARY

For the 15 mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer as of April 30, 2018. At the time of the review, the current status of the mortgage loans was noted as performing for 12 mortgage loans, delinquent for 2 mortgage loans and in bankruptcy for 1 mortgage loan.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 1,469 mortgage loans which showed 735 mortgage loans were in first lien position. This review was unable to confirm the lien position on 734 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined from this initial report. From those searches a total of 689 mortgage loans were confirmed to be in first lien position through these supplemental searches. For the remaining 45 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position.

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	3,417	99.85%	$412,948,549.35	99.99%
2	1	0.03%	$36,500.00	0.01%
Unknown	4	0.12%	$0.00	0.00%
Total	3,422	100.00%	$412,985,049.35	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	949	27.73%	$106,788,471.73	25.86%
Cash Out: Home Improvement/Renovation	26	0.76%	$1,975,393.00	0.48%
Cash Out: Other/Multi-purpose/Unknown Purpose	1,043	30.48%	$119,443,974.28	28.92%
Limited Cash-Out	5	0.15%	$571,864.00	0.14%
First Time Home Purchase	238	6.95%	$34,006,791.71	8.23%
Other-than-first-time Home Purchase	404	11.81%	$63,658,556.30	15.41%
Rate/Term Refinance - Borrower Initiated	452	13.21%	$57,376,068.55	13.89%
Construction to Permanent	9	0.26%	$7,580,302.00	1.84%
Unavailable	296	8.65%	$21,583,627.78	5.23%
Total	3,422	100.00%	$412,985,049.35	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	9	0.26%	$675,050.00	0.16%
121-180 Months	246	7.19%	$23,793,385.83	5.76%
181-240 Months	205	5.99%	$13,901,350.58	3.37%

241-360 Months	2,956	86.38%	$374,494,462.94	90.68%
361+ Months	2	0.06%	$120,800.00	0.03%
Unknown	4	0.12%	$0.00	0.00%
Total	3,422	100.00%	$412,985,049.35	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	2,569	75.07%	$297,979,508.69	72.15%
Condo, Low Rise	59	1.72%	$8,250,365.00	2.00%
Condo, High Rise	6	0.18%	$1,301,335.00	0.32%
PUD	188	5.49%	$41,524,991.40	10.05%
Townhouse	17	0.50%	$1,791,500.00	0.43%
Single-wide Manufactured Housing	71	2.07%	$4,540,028.73	1.10%
1 Family Attached	35	1.02%	$3,054,838.00	0.74%
2 Family	104	3.04%	$17,860,820.00	4.32%
3 Family	41	1.20%	$8,763,585.00	2.12%
4 Family	13	0.38%	$2,460,947.63	0.60%
Other	6	0.18%	$713,259.00	0.17%
Unavailable	313	9.15%	$24,743,870.90	5.99%
Total	3,422	100.00%	$412,985,049.35	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	3,120	91.17%	$381,253,134.98	92.32%
Investment	218	6.37%	$21,027,139.12	5.09%
Second Home	25	0.73%	$6,607,762.00	1.60%
Unknown	59	1.72%	$4,097,013.25	0.99%
Total	3,422	100.00%	$412,985,049.35	100.00%